UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2007

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-10657	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 18, 2007, the Canadian Competition Bureau provided clearance of Laidlaw International, Inc.’s ("Laidlaw") proposed merger with FirstGroup plc ("FirstGroup"). The Canadian Competition Bureau's clearance was received on June 18, 2007.

The merger transaction is subject to certain closing conditions, including approval in the U.S. under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. On April 30, 2007, Laidlaw and FirstGroup received a request for additional information, commonly known as a "second request," from the Antitrust Division of the U.S. Department of Justice regarding the proposed merger between the two companies, focused on student transportation. The companies are cooperating fully with the Department of Justice in their response to the second request.

Certain statements contained in this Form 8-K, including statements that are not historical facts, are forward-looking statements made under the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of terminology such as: believe, hope, may, anticipate, should, intend, plan, will, expect, estimate, continue, project, positioned, strategy and similar expressions. Such statements involve certain risks, uncertainties and assumptions that include, but are not limited to: (i) the ability to successfully integrate Laidlaw and FirstGroup into a combined company and execute its business strategy; (ii) economic and other market factors, including competitive pressures in the transportation industry and changes in pricing policies; (iii) the ability to implement initiatives designed to realize synergies, increase operating efficiencies or improve results; (iv) continued increases in prices of fuel and potential shortages; (v) control of costs related to accident and other risk management claims; (vi) the potential for rising labor costs and actions taken by organized labor unions; (vii) terrorism and other acts of violence; (viii) other risks and uncertainties related to the proposed transaction, including but not limited to the satisfaction of conditions to closing; including receipt of regulatory and other approvals; and (ix) other risks and uncertainties described in Laidlaw’s filings with the Securities and Exchange Commission (SEC).
Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. In light of these risks and uncertainties you are cautioned not to place undue reliance on these forward-looking statements. Laidlaw undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures Laidlaw makes on related subjects as may be detailed in Laidlaw’s other filings made from time to time with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

June 20, 2007	By:	Beth Byster Corvino

Name: Beth Byster Corvino
Title: Executive Vice President, General Counsel and Corporate Secretary